UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 13, 2019

MILESTONE PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Québec	001-38899	Not applicable
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Dr. Frederik-Philips Boulevard, Suite 420
Montréal, Québec CA	H4M 2X6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (514) 336-0444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MIST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03.                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation

On May 13, 2019, Milestone Pharmaceuticals Inc. (the “Company”) filed an amendment to the Company’s articles of incorporation (the “Amended Articles”) with the Registraire des entreprises of the province of Québec, in connection with the closing of the Company’s initial public offering of shares of its common shares (the “IPO”). The Company’s board of directors and shareholders previously approved the Amended Articles on April 26, 2019 and April 29, 2019, respectively, to be effective upon the closing of its IPO.

The foregoing description of the Amended Articles is qualified in its entirety by reference to the full text of the Amended Articles, which is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of May 13, 2019, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the IPO. The Company’s board of directors and shareholders previously approved the Restated Bylaws on April 10, 2019 and April 29, 2019, respectively, to be effective upon to the closing of its IPO.

The foregoing description of the Restated Bylaws is qualified in its entirety by reference to the full text of the Restated Bylaws, which is filed as Exhibit 3.2 hereto, and is incorporated herein by reference.

Item 8.01.                              Other Events.

On May 13, 2019, the Company issued a press release announcing the closing of its initial public offering of 5,500,000 of its common shares, at an initial public offering price of $15.00 per share. On May 14, 2019, the Company issued a press release announcing the full exercise of the underwriters’ option to purchase an additional 825,000 common shares at the public offering price of $15.00 per share. On May 15, 2019, the Company consummated the closing of the sale of the additional shares. The gross proceeds to the Company from the exercise of the option were approximately $12.4 million, bringing the total gross proceeds of the IPO to approximately $94.9 million, before deducting underwriting discounts, commissions and estimated offering expenses payable by the Company.

A copy of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended Articles of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

99.1	Press Release, dated May 13, 2019.

99.2	Press Release, dated May 14, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILESTONE PHARMACEUTICALS INC.

By:	/s/ Timothy Maness
Timothy Maness
Vice President, Finance
Principal Financial Officer

Dated:  May 15, 2019

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